                                                                EXHIBIT 10.13

                               AMENDMENT AGREEMENT


        This AMENDMENT AGREEMENT (the "AMENDMENT") is made as of July 30, 1998, by and between Portable Software Corporation, a Washington corporation (the "COMPANY"), and the persons and entities named on the Schedule of Investors attached to the Series E Preferred Stock Purchase Agreement (the "PURCHASE AGREEMENT") dated as of May 29, 1998 among the Company and the parties listed on Schedule of Investors attached thereto (each hereinafter individually referred to as an "INVESTOR" and collectively referred to as the "INVESTORS").


                              W I T N E S S E T H:

        WHEREAS, the Company desires to sell shares of its Series E Preferred Stock (the "Shares") to American Express Travel Related Services Company, Inc. (the "NEW INVESTOR"), and the New Investor desires to purchase the Shares from the Company on the same terms and conditions set forth in the Purchase Agreement.

        WHEREAS, the Company has requested that the Purchase Agreement be amended to extend the latest closing date for an Additional Closing to August 11, 1998.

        WHEREAS, the Company has requested that the Voting Agreement entered into between the Company and the Investors dated May 29, 1998 be amended to provide for the election to the Company's Board of Directors of Mr. Ed Gilligan as the second director elected by the holders of Series E Preferred.

        WHEREAS, Section 8.7 of the Purchase Agreement provides that the Purchase Agreement may be modified by the Company and the holders of a seventy-five percent (75%) majority of the outstanding shares of Series E Preferred Stock issued under the Purchase Agreement.

        WHEREAS, Section 6.6 of the Voting Agreement provides that the Voting Agreement may be modified by the Company and the holders of seventy-five percent (75%) of the outstanding shares of Series E Preferred Stock issued under the Purchase Agreement.

        WHEREAS, the Investors signatory hereto hold more than seventy-five percent (75%) of the outstanding shares of Series E Preferred Stock issued under the Purchase Agreement and are willing to so amend the Purchase Agreement and the Voting Agreement in accordance with the terms of this Amendment.

        NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

        1. Definitions. Except as otherwise expressly provided herein, capitalized terms used herein shall have the meanings given them in the Purchase Agreement, as amended hereby.

        2. Closing Date. Paragraph (a) of Section 1.3 of the Purchase Agreement is amended by substituting "August 11, 1998" for "July 10, 1998."

        3. Modification of Recitals. Recitals B and C of the Voting Agreement are hereby deleted in their entirety and replaced with the following:

           3.1 "B. The Amended and Restated Articles of Incorporation of the Company provide for the election of two (2) members of the Company's Board of Directors by the holders of the Series E Preferred Stock."

           3.2 "C. As an inducement to RRE Investors, L.P. and RRE Investors Fund, L.P. (collectively, "RRE") and American Express Travel Related Services Company, Inc. ("AmEx"), who are three of the Shareholders, to purchase the Series E Preferred Stock pursuant to the Purchase Agreement, the Shareholders and the Company desire to enter into this Agreement to set forth their agreements and understandings with respect to how shares of the Company's Series E Preferred Stock will be voted on certain matters."

        4. Board Composition. Section 1.1 of the Voting Agreement is hereby deleted in its entirety and replaced with the following:

               "1.1 Voting; Board Composition. During the term of this Agreement, each Shareholder agrees to vote all shares of Series E Preferred Stock of the Company now or hereafter directly or indirectly owned (of record or beneficially) by such Shareholder, in such manner as may be necessary to elect (and maintain in office) as a member of the Company's Board of Directors, one individual designated by RRE from time to time in a writing delivered to the Company and signed by RRE (the "RRE DESIGNEE") and one individual designated by AmEx from time to time in a writing delivered to the Company and signed by AmEx (the "AMEX DESIGNEE");

        5. AmEx Designee. A new Section 1.4, providing as follows, shall be added to the Agreement:

               "1.4 Initial AmEx Designee; Changes in AmEx Designee. The initial AmEx Designee shall be Ed Gilligan. From time to time during the term of this Agreement, AmEx may:

               (a) elect to remove from the Company's Board of Directors any incumbent AmEx Designee who occupies a Board seat for which AmEx is entitled to designate the AmEx Designee under Section 1.1; and/or

               (b) designate a new AmEx Designee (who shall be reasonably acceptable to the Board of Directors of the Company) for election to a Board seat for which AmEx is entitled to designate the AmEx Designee under Section 1.1 (whether to replace a prior AmEx Designee or to fill a vacancy in such Board seat); provided such removal and/or designation of the AmEx Designee is approved in a writing signed by AmEx, in which case such election to remove the AmEx Designee and/or elect a new AmEx Designee will be binding on the Shareholders. In the event of such a removal and/or designation of the AmEx Designee under this Section 1.4, the Shareholders shall vote their shares of the Company's Series E Preferred Stock as provided in Section 1.1, and the other directors of the Board shall take any required action, to cause: (a) the removal from the Company's Board of Directors of the AmEx Designee so designated for removal by AmEx; and (b) the election to the Company's Board of Directors of any new

AmEx Designee so designated for election to the Company's Board of Directors by AmEx as provided in this Section 1.4.".

             6. Section 1.4 shall be deleted in its entirely and replaced with the following Section 1.5: "1.5 Notice; Cumulative Voting. The Company shall promptly give each of the Shareholders written notice of any change in composition of the Company's Board of Directors and of any proposal by RRE or AmEx to remove or elect a new RRE Designee or a new AmEx Designee. In any election of directors pursuant to this Section 1, the Shareholders shall vote their shares in a manner sufficient to elect to the Company's Board of Directors the individuals to be elected thereto as provided in this Section 1.

        7. No Other Amendment. Except as expressly set forth herein, each of the Purchase Agreement and the Voting Agreement is unmodified and continues in full force and effect.

        8. Governing Law. This Amendment shall be governed by and construed under the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of laws.

        9. Entire Agreement. This Amendment, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

        10. Counterparts. This Amendment may be executed in two or more counterparts, including by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        11. Further Assurances. From and after the date of this Amendment, upon the request of any Investor or the Company, the Company and the Investors shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Amendment.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


COMPANY:                            PORTABLE SOFTWARE CORPORATION
                                    a Washington corporation



                                    By:  /s/ S. Steven Singh
                                       -------------------------------------
                                         S. Steven Singh, President

                                         Address:  6222 185th Avenue
                                                   Redmond, WA  98052


INVESTORS:                               RRE INVESTORS, L.P.

                                         By:  RRE Investors II, LLC,
                                                its General Partner



                                         By:  /s/ Andrew Zalasin
                                             ----------------------------------
                                              Name:
                                              Title:

                                         RRE INVESTORS FUND, L.P.
                                         By:  RRE Investors Fund GP, L.P.,
                                                its General Partner
                                             By:   RRE Investors Fund LDC,
                                                       its General Partner



                                         By:  /s/ Andrew Zalasin
                                             ----------------------------------
                                              Name:
                                              Title:

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.



COMPANY:                           PORTABLE SOFTWARE CORPORATION
                                   A Washington Corporation


                                   By:
                                       -------------------------------------
                                        S. Steven Singh, President


INVESTORS:                         INSTITUTIONAL VENTURE
                                   PARTNERS VII, L.P.
                                   by its General Partner
                                   Institutional Venture Management VII, L.P.


                                   By:  /s/ Norman A. Fogelsong
                                        -------------------------------------
                                        Norman A. Fogelsong, A General Partner

                                   Address:  3000 Sand Hill Road
                                             Building Two, Suite 290
                                             Menlo Park, CA  94025


                                   IVP FOUNDERS FUND I, L.P.
                                   by its General Partner
                                   Institutional Venture Management VI, L.P.


                                   By:  /s/ Norman A. Fogelsong
                                        -------------------------------------
                                        Norman A. Fogelsong, A General Partner

                                   Address:  3000 Sand Hill Road

                                             Building Two, Suite 290
                                             Menlo Park, CA  94025


                                   INSTITUTIONAL VENTURE MANAGEMENT
                                    VII, L.P.


                                   By:  /s/ Norman A. Fogelsong
                                        -------------------------------------
                                        Norman A. Fogelsong, A General Partner

                                   Address:  3000 Sand Hill Road
                                             Building Two, Suite 290
                                             Menlo Park, CA  94025

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.



COMPANY:                           PORTABLE SOFTWARE CORPORATION
                                   A Washington Corporation


                                   By:
                                        -------------------------------------
                                        S. Steven Singh, President

                                   Address:  6222 185th Avenue
                                             Redmond, WA  98052


INVESTOR:                          BRENTWOOD AFFILIATES FUND II, L.P.


                                   By:    Brentwood VII Ventures, LLC
                                          Its General Partner


                                   By:  /s/ Jeffrey Brody
                                        -------------------------------------
                                        Managing Member

                                   Address:  3000 Sand Hill Road
                                             Building One, Suite 260
                                             Menlo Park, CA  94025-7068

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.



COMPANY:                           PORTABLE SOFTWARE CORPORATION
                                   A Washington Corporation


                                   By:
                                        ------------------------------------
                                        S. Steven Singh, President

                                   Address:  6222 185th Avenue
                                             Redmond, WA  98052


INVESTORS:                         MAYFIELD ASSOCIATES FUND III
                                   A California Limited Partnership

                                   MAYFIELD VIII
                                   A California Limited Partnership

                                   By:    MAYFIELD VIII MANAGEMENT, L.L.C.
                                          A Delaware Limited Liability Company
                                          Their General Partner


                                   By: /s/ Yogen K. Dalal
                                       -----------------------------------------
                                   Title: Managing Member

                                   Address:  2800 Sand Hill Road, Suite 250
                                             Menlo Park, CA  94025

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.



COMPANY:                           PORTABLE SOFTWARE CORPORATION
                                   A Washington Corporation


                                   By:
                                        ----------------------------------------
                                        S. Steven Singh, President

                                   Address:  6222 185th Avenue
                                             Redmond, WA  98052

INVESTORS:                         /s/ S. Steven Singh
                                   ---------------------------------------------
                                   S. Steven Singh


                                   /s/ Michael W. Hilton
                                   ---------------------------------------------
                                   Michael W. Hilton


                                   /s/ Sterling Wilson
                                   ---------------------------------------------
                                   Sterling Wilson


                                   /s/ Jon Matsuo
                                   ---------------------------------------------
                                   Jon Matsuo


                                   /s/ Rajeev Singh
                                   ---------------------------------------------
                                   Raj Singh


                                   /s/ Frederick L. Ingham
                                   ---------------------------------------------
                                   Fred Ingham


                                   6222 185th Avenue NE
                                   Redmond, WA  98052

INVESTOR:                          CAMBRIDGE TECHNOLOGY CAPITAL
                                   FUND I, L.P.

                                   By:    Cambridge Technology GPLP, L.P.
                                   By:    Cambridge Technology CGP, Inc.


                                   By: _________________________________________
                                        Barry Rosenbaum, Managing Director

                                   Address:  11512 El Camino Real, Suite 215
                                             San Diego, CA  92130-2046


                                   HAMBRECHT & QUIST LLC


                                   By:    ______________________________________

                                   Name:  ______________________________________

                                   Title: ______________________________________

                                   Address:  One Bush Street
                                             San Francisco, CA  94104

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.



COMPANY:                           PORTABLE SOFTWARE CORPORATION
                                   A Washington Corporation


                                   By:
                                        ----------------------------------------
                                        S. Steven Singh, President



INVESTORS:                         /s/ Jeffrey Brody
                                   ---------------------------------------------
                                   Jeffrey D. Brody

                                   Address:  c/o Brentwood Venture Capital
                                             3000 Sand Hill Road
                                             Building 1, Suite 260
                                             Menlo Park, CA  94025


                                   /s/ Matthew P. Quilter
                                   ---------------------------------------------
                                   Matthew P. Quilter

                                   Address:  c/o Fenwick & West LLP
                                             Two Palo Alto Square
                                             Palo Alto, CA  94306








                          [SIGNATURE PAGE TO AMENDMENT]